SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 21, 2006
Date of Report (Date of earliest event reported)
ASIA PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
(Address of principal executive offices, including zip code)
(212) 907-6514
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events
     As used in this report, “we”, “us”, “our”, or “Company” refer to Asia Payment Systems, Inc., a Nevada corporation.
     On February 21, 2006, we issued a press release announcing that we had signed a share purchase agreement to acquire all of the shares of our strategic partner, InterPay International Group Ltd. The share purchase agreement is preliminary and non-binding and is subject to mutual due diligence and the execution of a definitive binding share exchange agreement.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits:
          99.1   —   Press Release issued February 21, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC.
(Registrant)

Date:	February 21, 2006	By:	/s/ CHARLIE RODRIGUEZ

Charlie Rodriguez, Secretary and Director

Exhibit Index
     (d) Exhibits:       Description
          99.1   —   Press Release issued February 21, 2006